Earnings Per Common Share Earnings Per Common Share (Tables)	12 Months Ended
Dec. 31, 2019
Earnings Per Share [Abstract]
Schedule of Earnings Per Share, Basic and Diluted
Diluted EPS is calculated by dividing net income (loss) attributable to common shareholders of Hydro One by the weighted-average number of common shares outstanding adjusted for the effects of potentially dilutive stock-based compensation plans, including the share grant plans and the LTIP, which are calculated using the treasury stock method.

Year ended December 31	2019	2018

Net income (loss) attributable to common shareholders (millions of dollars)	778	(89)

Weighted average number of shares
Basic	596,437,577	595,756,470
Effect of dilutive stock-based compensation plans	2,410,860	2,147,473
Diluted	598,848,437	597,903,943

EPS
Basic	$1.30	($0.15)
Diluted	$1.30	($0.15)